CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
China Discovery Acquisition Corp.

We have audited the accompanying balance sheet of China Discovery Acquisition Corp. (a corporation in the development stage) as of June 26, 2007, and the related statements of operations, changes in stockholders’ equity and cash flows for the period from January 8, 2007 (inception) to June 26, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China Discovery Acquisition Corp. as of June 26, 2007, and the results of its operations and its cash flows for the period from January 8, 2007 (inception) to June 26, 2007 in conformity with United States generally accepted accounting principles.

/s/ UHY llp

New York, New York
June 28, 2007

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
BALANCE SHEET
June 26, 2007

ASSETS

CURRENT ASSETS
Cash	$354,687
Cash held in trust account	29,075,000

Total assets	$29,429,687

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accrued offering costs	$62,538
Deferred underwriters fees	300,000
Notes payable to stockholders	100,000

Total current liabilities	462,538

Ordinary shares, subject to possible conversion,
1,499,500 shares at conversion value	8,727,090

COMMITMENTS

STOCKHOLDERS' EQUITY
Preferred shares, $.0001 par value
Authorized 1,000,000 shares; none issued	-
Ordinary shares, $.0001 par value
Authorized 25,000,000 shares
Issued and outstanding 6,355,000 shares (which includes
1,499,500 shares subject to possible conversion)	636
Additional paid-in capital	20,241,835
Deficit accumulated during the development stage	(2,412)

Total stockholders' equity	20,240,059

Total liabilities and stockholders' equity	$29,429,687

See notes to financial statements

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
STATEMENT OF OPERATIONS
For the Period January 8, 2007 (Inception) to June 26, 2007

Formation costs	$2,500
Operating expenses	242
Operating loss	2,742

Other income:
Interest income	330

Net loss	$(2,412)

Weighted average shares outstanding	1,265,000

Basic and diluted net loss per share	$-

See notes to financial statements

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
For the Period January 8, 2007 (Inception) to June 26, 2007

				Deficit
				Accumulated
			Additional	During the
	Ordinary Shares		Paid-In	Development
	Shares	Amount	Capital	Stage	Total

Ordinary shares issued January 8, 2007 at
$.02 per share	1,250,000	$125	$24,875	$-	$25,000

Sale of 5,000,000 units, net of underwriters
discount and offering expense (includes
1,499,500 shares subject to possible
redemption)	5,000,000	500	27,693,961	-	27,694,461

Proceeds subject to possible conversion of
1,499,500 shares	-	-	(8,727,090)	-	(8,727,090)

Proceeds from issuance of underwriter
purchase option	-	-	100	-	100

Proceeds from private placement of insider
units and warrants	105,000	11	1,249,989	-	1,250,000

Net loss for the period	-	-	-	(2,412)	(2,412)

Balance at June 26, 2007	6,355,000	$636	$20,241,835	$(2,414)	$20,240,059

See notes to financial statements

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
STATEMENT OF CASH FLOWS
For the Period January 8, 2007 (Inception) to June 26, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,412)

Net cash used in operating activities	(2,412)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash held in trust account	(29,075,000)

Net cash used in investing activities	(29,075,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of ordinary shares to founding stockholders	25,000
Proceeds from stockholder notes payable	100,000
Gross proceeds from initial public offering	30,000,000
Proceeds from issuance of underwriter purchase option	100
Proceeds from private placement of insider units and warrants	1,250,000
Payment of costs associated with initial public offering	(1,943,001)

Net cash provided by financing activities	29,432,099

NET INCREASE IN CASH	354,687

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$354,687

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES:
Accrued offering costs and deferred underwriters fees	$362,538

Fair value of underwriter purchase option	$1,118,722

See notes to financial statements

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
For the Period January 8, 2007 (Inception) to June 26, 2007

NOTE 1 — ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Business Operations

China Discovery Acquisition Corp. (the “Company”) was incorporated in the Cayman Islands on January 8, 2007 as a blank check company whose objective is to acquire, through a stock exchange, asset acquisition or other similar business combination, an operating business, or control of such operating business through contractual arrangements, that has its principal operations located in the People’s Republic of China.

All activity from January 8, 2007 through June 26, 2007 relates to the Company’s formation and its initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s public offering (“Offering”) was declared effective June 18, 2007. The Company consummated the offering on June 26, 2007 and received net proceeds of approximately $27,700,000 (Note 2) and $1,250,000 from the sale of Insider Units and  Insider  Warrants (Note 3). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has its principal operations located in the People’s Republic of China (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $29,075,000 (including $1,250,000 of proceeds from the Insider Units and Insider Warrants is being held in a trust account (“Trust Account”) and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The initial shareholders have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $1,050,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
For the Period January 8, 2007 (Inception) to June 26, 2007

NOTE 1 — ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Organization and Business Operations (Continued)

All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,250,000 founding ordinary shares in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of ordinary shares held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 29.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (29.99% of the amount held in the Trust Account, $8,727,090) has been classified as ordinary shares subject to possible conversion on the accompanying balance sheet.

The Company’s certificate of incorporation provides that the Company will continue in existence only until 24 months from the consummation of the Offering. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering due to costs related to the offering and since no value would be attributed to the Warrants contained in the Units sold in Note 2.

Significant Accounting Policies

Deferred income taxes are provided for the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Loss per share is computed by dividing net loss by the weighted-average number of ordinary shares outstanding during the period.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
For the Period January 8, 2007 (Inception) to June 26, 2007

NOTE 2 — INITIAL PUBLIC OFFERING

On June 26, 2007, the Company sold 5,000,000 units (“Units”) at a price of $6.00 per Unit in the offering. Each Unit consists of one ordinary share of the Company’s stock and two redeemable common stock purchase warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one ordinary share at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Offering and expires four years from the effective date of the Offering. The Company may redeem the Warrants, with the prior consent of EarlyBirdCapital, Inc. (“EBC”), the representative of the underwriters in the Offering, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the ordinary shares is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a "cashless basis." In such event, the holder would pay the exercise price by surrendering his Warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the "fair market value" (defined below) by (y) the fair market value. The "fair market value" shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company paid the underwriters in the Offering an underwriting discount of 5.5% of the gross proceeds of the Offering and a non-accountable expense allowance of 0.5% of the gross proceeds of the Offering. The underwriters have agreed that 1.0% of the underwriting discounts will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination.

Accordingly, the Company has recorded deferred underwriting fees of $300,000 on the accompanying balance sheet. In connection with the Offering, the Company issued a unit purchase option, for $100, to EBC to purchase 500,000 Units at an exercise price of $6.60 per Unit. The Units issuable upon exercise of this option are identical to the Units sold in the Offering. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this unit purchase option was approximately $1,119,000 ($2.24 per Unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 37.38%, (2) risk-free interest rate of 4.75% and (3) expected life of 5 years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
For the Period January 8, 2007 (Inception) to June 26, 2007

NOTE 2 — INITIAL PUBLIC OFFERING (Continued)

purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

NOTE 3 — INSIDER UNITS AND WARRANTS

Simultaneously with the consummating of the Offering, certain of the Initial Stockholders purchased 105,000 Units (“Insider Units”) at $6.00 per Unit and 1,033,334 Warrants (“Insider Warrants”) at $0.60 per Warrant (for an aggregate purchase price of $1,250,000) privately from the Company. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Units and Insider Warrants purchased are identical to the Units sold in the Offering (and the Warrants underlying such Units) except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercisable on a “cashless basis,” at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), so long as such securities are held by such purchasers or their affiliates. Furthermore, the purchasers have agreed that the Insider Units and Insider Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

NOTE 4 — NOTES PAYABLE, STOCKHOLDERS

The Company issued, in aggregate, $100,000 principal amount of unsecured promissory notes to certain officers and initial stockholders on January 11, 2007. The notes are non-interest bearing and are payable on the earlier of September 1, 2007 or the consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount.

NOTE 5 — COMMITMENTS

The Company presently occupies office space provided by an affiliate of the Company’s chief operating officer, chief financial officer and director. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering.

Pursuant to letter agreements dated as of October 12, 2006 with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

CHINA DISCOVERY ACQUISITION CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
For the Period January 8, 2007 (Inception) to June 26, 2007

NOTE 5 — COMMITMENTS (Continued)

The Initial Stockholders and the holders of the Insider Units and Insider Warrants (or underlying securities) will be entitled to registration rights with respect to their founding shares, Insider Units or Insider Warrants (or underlying securities) pursuant to an agreement to be signed prior to or on the effective date of the Offering. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Units and Insider Warrants (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Units and Insider Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

EBC will be engaged by the Company to act as the Company’s non-exclusive investment banker in connection with a proposed Business Combination. For assisting the Company in structuring and negotiating the terms of a Business Combination, the Company will pay EBC a cash transaction fee equal to 1% of the total consideration paid in connection with the Business Combination, with a maximum fee to be paid of $300,000.

NOTE 6 — PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

NOTE 7 — ORDINARY SHARES

At June 26, 2007, 12,033,334 ordinary shares have been reserved for issuance upon exercise of redeemable warrants and EBC’s unit purchase option.